Exhibit 99.1 Public Service Enterprise Group THIRD QUARTER 2024 NYSE: PEG Financial Results Presentation November 4, 2024

PSEG Third Quarter 2024 Forward-Looking Statements Certain of the matters discussed in this presentation about our and our subsidiaries’ future • development, adoption and use of Artificial Intelligence by us and our third-party vendors; • fluctuations in, or third-party default risk in wholesale power and natural gas markets, performance, including, without limitation, future revenues, earnings, strategies, prospects, including the potential impacts on the economic viability of our generation units; consequences, and all other statements that are not purely historical constitute “forward-looking • our ability to obtain adequate nuclear fuel supply; statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such • changes in technology related to energy generation, distribution and consumption and forward-looking statements are subject to risks and uncertainties, which could cause actual changes in customer usage patterns; • third-party credit risk relating to our sale of nuclear generation output and purchase of results to differ materially from those anticipated. Such statements are based on management’s nuclear fuel; beliefs as well as assumptions made by and information currently available to management. • any inability to meet our commitments under forward sale obligations and Regional When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” Transmission Organization rules; “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar • the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; expressions are intended to identify forward-looking statements. Factors that may cause actual • PSE&G’s proposed investment projects or programs may not be fully approved by results to differ are often presented with the forward-looking statements themselves. Other factors regulators and its capital investment may be lower than planned; that could cause actual results to differ materially from those contemplated in any forward-looking • our ability to receive sufficient financial support for our New Jersey nuclear plants from statements made by us herein are discussed in filings we make with the United States Securities the markets, production tax credit and/or zero emission certificates program; • adverse changes in and non-compliance with energy industry laws, policies, regulations and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent and standards, including market structures and transmission planning and transmission reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: returns; • any inability to successfully develop, obtain regulatory approval for, or construct • risks associated with our ownership and operation of nuclear facilities, including transmission and distribution, and our nuclear generation projects; increased nuclear fuel storage costs, regulatory risks, such as compliance with the • the physical, financial and transition risks related to climate change, including risks relating Atomic Energy Act and trade control, environmental and other regulations, as well as to potentially increased legislative and regulatory burdens, changing customer preferences operational, financial, environmental and health and safety risks; and lawsuits; • changes in federal and state environmental laws and regulations and enforcement; • any equipment failures, accidents, critical operating technology or business system • delays in receipt of, or an inability to receive, necessary licenses and permits and siting failures, natural disasters, severe weather events, acts of war, terrorism or other acts of approvals; and violence, sabotage, physical attacks or security breaches, cyberattacks or other incidents • changes in tax laws and regulations. that may impact our ability to provide safe and reliable service to our customers; • any inability to recover the carrying amount of our long-lived assets; All of the forward-looking statements made in this report are qualified by these cautionary • disruptions or cost increases in our supply chain, including labor shortages; statements and we cannot assure you that the results or developments anticipated by • any inability to maintain sufficient liquidity or access sufficient capital on commercially management will be realized or even if realized, will have the expected consequences to, or reasonable terms; • the impact of cybersecurity attacks or intrusions or other disruptions to our information effects on, us or our business, prospects, financial condition, results of operations or cash flows. technology, operational or other systems; Readers are cautioned not to place undue reliance on these forward-looking statements in • a material shift away from natural gas toward increased electrification and a reduction in making any investment decision. Forward-looking statements made in this report apply only as the use of natural gas; of the date of this report. While we may elect to update forward-looking statements from time to • failure to attract and retain a qualified workforce; • increases in the costs of equipment, materials, fuel, services and labor; time, we specifically disclaim any obligation to do so, even in light of new information or future • the impact of our covenants in our debt instruments and credit agreements on our events, unless otherwise required by applicable securities laws. business; • adverse performance of our defined benefit plan trust funds and Nuclear Decommissioning The forward-looking statements contained in this report are intended to qualify for the safe Trust Fund and increases in funding requirements; harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of • any inability to extend certain significant contracts on terms acceptable to us; the Securities Exchange Act of 1934, as amended. 2 2

PSEG Third Quarter 2024 GAAP Disclaimer PSEG presents Operating Earnings in addition to its Net Income Net Income (Loss), which is an indicator of financial (Loss) reported in accordance with accounting principles performance determined in accordance with GAAP. In addition, generally accepted in the United States (GAAP). Operating non-GAAP Operating Earnings as presented in this release may Earnings is a non-GAAP financial measure that differs from Net not be comparable to similarly titled measures used by other Income (Loss). Non-GAAP Operating Earnings exclude the companies. impact of gains (losses) associated with the Nuclear Due to the forward-looking nature of non-GAAP Operating Decommissioning Trust (NDT), Mark-to-Market (MTM) Earnings guidance, PSEG is unable to reconcile this non-GAAP accounting and other material infrequent items. The last two financial measure to the most directly comparable GAAP slides in this presentation (Slides A and B) include a list of items financial measure because comparable GAAP measures are not excluded from Net Income (Loss) to reconcile to non-GAAP reasonably accessible or reliable due to the inherent difficulty in Operating Earnings with a reference to those slides included on forecasting and quantifying measures that would be required for each of the slides where the non-GAAP information appears. such reconciliation. Namely, we are not able to reliably project Management uses non-GAAP Operating Earnings in its internal without unreasonable effort MTM and NDT gains (losses), for analysis, and in communications with investors and analysts, as future periods due to market volatility. These items are a consistent measure for comparing PSEG’s financial uncertain, depend on various factors, and may have a material performance to previous financial results. The presentation of impact on our future GAAP results. non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here. The information on https://investor.pseg.com and https://investor.pseg.com/resources/email-alerts/default.aspx is not incorporated herein and is not part of this communication or the Form 8-K to which it is an exhibit. 3 3

PSEG Third Quarter 2024 PSEG Q3 and Year-to-Date 2024 Highlights Third Quarter Results • Net Income of $1.04 per share • Non-GAAP Operating Earnings* of $0.90 per share • PSE&G non-GAAP Operating Earnings* driven by higher regulated investments, more than offset by higher O&M, depreciation and interest expense • PSEG Power & Other non-GAAP Operating Earnings* reflect expected improvement in second half 2024 energy margin contributions and the positive impact of the nuclear PTC Operational Excellence • All Energy Strong II Electric and M&R stations have been placed into service as of September 2024 • CEF-EC/AMI installations on schedule and on budget with 2.1 million smart meters in-service • Salem Unit 2 completed a breaker-to-breaker run, operating for 527 continuous days since last refueling outage Disciplined Investment • PSE&G invested ~$2.7 billion year-to-date, as part of ~$3.5 billion capital investment program for full year 2024 • Regulated capital investment program for 2024 - 2028 of $18 billion - $21 billion focused on infrastructure modernization and energy efficiency initiatives • Distribution base rate case settlement approved by BPU in October 2024, providing recovery of prudently invested capital and increased predictability of future earnings • Clean Energy Future - Energy Efficiency II (CEF-EE II) filing approved for ~$3 billion to be spent over a six-year period * See Slides A and B for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. 4 4 Note: PSEG Power & Other includes nuclear generating fleet, gas supply operations, PSEG Long Island, Offshore wind lease area, competitively bid regulated transmission investments, Parent and other.

PSEG Third Quarter 2024 PSEG Narrowing Full Year 2024 Outlook • PSEG narrowing full year 2024 non-GAAP Operating Earnings guidance $3.64 - $3.68 to $3.64 - $3.68 per share (from $3.60 - $3.70 per share prior) • New PSE&G distribution base rates effective October 15, 2024 $3.48 • Carbon-free nuclear fleet with predictable cash flows stabilized by the PTC, which took effect January 1, 2024 • PSEG’s long-term non-GAAP earnings growth rate of 5%-7% through 2028 • $18B - $21B regulated capital investment program over 2024-2028 • Solid balance sheet supports execution of 5-year capex plan with no new equity or asset sales needed to fund the plan • PSE&G retains favorable “share of wallet” for combined residential bills 2023 Non-GAAP 2024E Non-GAAP Operating Earnings Operating Earnings Guidance 5 5 $ / Share

PSEG Third Quarter 2024 Q3 2024 Review 6

PSEG Third Quarter 2024 PSEG Q3 Results PSEG EPS Summary – Three Months ended September 30, Net Income (Loss) 2024 2023 Change PSE&G $0.76 $0.80 $(0.04) PSEG Power & Other $0.28 $(0.53) $0.81 Total PSEG $1.04 $0.27 $0.77 Non-GAAP Operating Earnings* 2024 2023 Change PSE&G $0.76 $0.80 $(0.04) PSEG Power & Other $0.14 $0.05 $0.09 Total PSEG $0.90 $0.85 $0.05 7 7 * See Slides A and B for Items excluded from Net Income (Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other.

PSEG Third Quarter 2024 PSEG EPS Reconciliation – Q3 2024 versus Q3 2023 $1.10 $1.04 $1.00 $0.90 $0.09 $0.90 $0.85 ($0.04) $0.80 Renewables & Gross Margin and Energy Efficiency 0.01 PTC** 0.16 $0.70 Distribution Margin 0.06 O&M (0.03) Distribution O&M (0.04) Depreciation & Interest (0.05) $0.60 Distribution Depreciation & Interest (0.04) Taxes & Other 0.01 Distribution Non-Operating $0.50 Pension/OPEB (0.01) Distribution Taxes & Other $0.40 (0.02) $0.27 $0.30 $0.20 $0.10 $0.00 Q3 2023 Q3 2023 PSE&G PSEG Power & Other Q3 2024 Q3 2024 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP)* (non-GAAP)* * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. ** In 2024, PSEG recorded the benefit of the estimated PTCs within Income Tax Expense in its Consolidated Statements of Operations in accordance with Accounting Standards Codification Topic 740, Income Taxes. 8 8 Note: Results may not add due to rounding. $ / share

PSEG Third Quarter 2024 PSEG Year-to-Date Results PSEG EPS Summary – Nine Months ended September 30, Net Income 2024 2023 Change PSE&G $2.34 $2.45 $(0.11) PSEG Power & Other $0.63 $1.58 $(0.95) Total PSEG $2.97 $4.03 $(1.06) Non-GAAP Operating Earnings* 2024 2023 Change PSE&G $2.34 $2.47 $(0.13) PSEG Power & Other $0.50 $0.47 $0.03 Total PSEG $2.84 $2.94 $(0.10) 9 9 * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other.

PSEG Third Quarter 2024 PSEG EPS Reconciliation – YTD 2024 versus YTD 2023 $4.00 $4.50 $4.03 $4.00 $3.50 ~ ~ $2.97 $2.94 ($0.13) $3.00 $2.84 $0.03 Renewables & Gross Margin and Energy Efficiency 0.03 PTC** 0.26 $2.50 Distribution Margin 0.15 O&M (0.11) Distribution O&M (0.14) Depreciation & Interest (0.07) $2.00 Distribution Depreciation & Interest (0.11) Taxes & Other (0.05) Distribution Non-Operating Pension/OPEB (0.03) $1.50 Distribution Taxes & Other (0.03) $1.00 $0.50 $0.00 YTD 2023 YTD 2023 PSE&G PSEG Power & Other YTD 2024 YTD 2024 Net Income Operating Earnings Operating Earnings Net Income (non-GAAP)* (non-GAAP)* * See Slides A and B for Items excluded from Net Income to reconcile to Operating Earnings (non-GAAP) for PSEG, PSE&G and PSEG Power & Other. ** In 2024, PSEG recorded the benefit of the estimated PTCs within Income Tax Expense in its Consolidated Statements of Operations in accordance with Accounting Standards Codification Topic 740, Income Taxes. 10 10 Note: Results may not add due to rounding. $ / share

PSEG Third Quarter 2024

PSE&G
Q3 and Year-to-Date 2024 Highlights

Operations

- Residential Electric and Gas customer count, a driver of margin growth under the Conservation Incentive Program (CIP), each grew by ~1% for the trailing 12 months ended September 30, 2024
- CIP minimizes margin volatility due to variations in sales, regardless of the sales driver (weather, energy efficiency, net-metered solar, economy)
- Weather-normalized sales for the trailing 12 months ended September 30:
  - Electric sales increased by 2%
  - Gas sales decreased by 1%
- PSE&G replaced year-to-date ~245 miles of gas main and ~21,100 associated gas services to homes and businesses under gas main replacement program
- CEF-EC/AMI completed installations of 2.1 million meter replacements

Regulatory and Market Environment

- BPU approved PSE&G's request to lower the gas supply commodity charge to ~$0.33 per therm, effective October 1, 2024; Gas commodity charge has declined by a total of $0.32 per therm since January 31, 2023
- BPU approved settlement that concluded PSE&G's first electric and gas distribution base rate filing in six years
- BPU approved ~$3 billion CEF-EE II settlement, covering commitments from January 2025 to June 2027 to be spent over a six-year period
- Filed annual transmission formula rate update with FERC in October, resulting in $64 million in increased annual transmission revenue effective January 1, 2025, pending final approval

Financial

- PSE&G invested ~$1 billion in Q3 and ~$2.7 billion year-to-date, on track to invest ~$3.5 billion for the full year, exceeding its original 2024 investment plan by $100 million
- In August, PSE&G issued $600 million of 4.85% Secured Medium-Term Notes due August 2034 and $500 million of 5.30% Secured Medium-Term Notes due August 2054
- In August, PSE&G retired $250 million of 3.15% Secured Medium-Term Notes at maturity

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PSEG Third Quarter 2024 PSE&G Distribution Base Rate Case Concludes with Balanced Settlement First distribution base rate case since 2018 keeps customer bill affordability intact (regional and share of wallet) • Typical Residential Electric and Gas customer bill increase is ~7%*, represents just over 1% per year since 2018 • Other rate changes approved by BPU effective 10/1 (primarily PSE&G’s lower BGSS rate) reduce the base rate increase to 5% for typical residential combined customers • Customers benefit from flowback of the Tax Adjustment Credit, which lowered the increase by $206M BPU approved settlement – fair recovery of and on prudent investment, recognition of higher costs ✓ Overall net annual revenue increase is $505M (Electric $341M; Gas $164M) or ~5%* of revenues, with new rates effective October 15 ✓ Distribution Return on Equity remains at 9.6% (unchanged) ✓ Common Equity set at 55% of regulated capital structure (increased from 54%) ✓ Distribution Rate Base as of June 2024 set at $9.3B Electric and $8.5B Gas ✓ Pension & OPEB deferral mechanism established associated with the recovery of annual pension and OPEB expenses ✓ Deferral mechanism for non-major storm costs established; Recovery of ~$110M of previously deferred major storm costs included in new rates ✓ Next distribution base rate case filing required no later than October 2029 * Revenue increases are compared to current rates; assumes all customers receive default (BGS/BGSS) supply which are pass-through costs. 12 Note: In December 2023, PSE&G filed for a $826M base rate increase (Electric $462M; Gas $364M), based on a 10.4% ROE and 55.5% Common Equity, primarily seeking recovery of $3.3B of recent capital investment.

PSEG Third Quarter 2024 PSE&G’s Residential Electric Bills Are Average for the Region and Residential Gas Bills Are the Lowest of All Regional Peers Monthly Gas Bills Monthly Electric Bills $200 $300 $179 $178 $180 $260 $250 $156 $160 $135 $133 $135 $140 $200 $200 $124 Average = $124 $183 $120 $171 Average = $161 $155 $152 $100 $146 $149 $150 $93 $150 $139 $100 $91 $88 $119 $75 $113 $80 $100 $60 $40 $50 $20 $0 $0 PSE&G PECO O&R E-Town CNG SCG NJN BG&E Yankee SJG BUG Con Ed JCP&L PP&L BG&E Rockland PECO PSE&G LIPA O&R Atlantic CL&P Con Ed UI Electric Electric PSE&G Peer NJ Utilities Peer Regional Utilities outside of NJ Based upon a calculation of monthly bills for an electric customer using 500 kilowatt-hours using rates as of October 1, 2024 (PSE&G as of October 15, 2024), and a gas customer using 100 therms using rates as of October 1, 2024 13 (PSE&G as of October 15, 2024). Rates sourced from public company documents.

PSEG Third Quarter 2024 PSE&G Combined Bills ~3% of Median NJ Income, Favorable “Share of Wallet” vs. Lower-Cost Regions 5.0% (1) PSE&G Electric & Gas Combined Bills % of New Jersey Household Income 4.5% Including Low-Income Customers After Assumed Credits 4.3% 4.0% 4.0% 3.8% 3.7% 3.6% Affordability of the combined bill 3.3% 3.0% has improved ~33% since 2009 3.1% 3.0% 3.0% 2.9% for median-income customers and 2.8% 2.8% 2.8% 2.6% ~36% for low-income customers 2.6% 2.5% 2.5% 2.5% 2.4% 2.0% 2.2% 2.0% 2.0% 1.9% 1.9% 1.8% 1.7% 1.6% 1.6% 1.6% 1.5% 1.5% 1.5% 1.5% 1.0% 0.0% (2) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E Current (2) H Combined Bill as a % of NJ Median Income Combined Bill as a % of Low Income Threshold (1) Based on a typical residential electric and gas customer, using electric rates as of June 1 and gas rates as of January 1. The current electric customer uses 683 kilowatt-hours per summer month and 6,700 kilowatt-hours on an annual basis and a current gas heating customer uses 172 therms per winter month and 1,040 therms on an annual basis. Notes: NJ Median income source https://fred.stlouisfed.org/series/MEHOINUSNJA646N. 2024 is not available, therefore assume 3% annual increase over 2023. Income level of USF, the lowest threshold of the three low-income programs, is 175% of the Federal Poverty Line. Assumes the customer also qualifies for LIHEAP and Lifeline. 2022 results were adjusted to normal levels of customer assistance, which was elevated in 2022 due to funds received through the American Recovery Plan. 14 (2) 'Current' represents rates as of October 15, 2024, and maintains the same income and benefit levels as 2024E.

PSEG Third Quarter 2024 CEF-EE II Filing Approved Investments Expected to Save Customers $4B in Utility Bills and Avoid 10 Million Metric Tons of Carbon Emissions Highlights • CEF-EE II settlement approved by BPU in October 2024 for ~$3B, which includes investments of $1.9B and on-bill repayment financing of $1B both in rate base • Investments will be made over a 6-year period for projects committed between January 2025 to June 2027 • Investments in energy efficiency projects will be amortized over 10 years, with an ROE of 9.6% • New program cycle to help achieve NJ clean energy annual reduction targets of 2% reduction in electric usage and 0.75% reduction in natural gas usage set forth in the 2018 Clean Energy Act and BPU’s EE framework orders • Eight of the programs will continue to focus on PSE&G’s comprehensive EE offerings while two new programs will target building decarbonization and demand response • Programs designed to help residential and business customers reduce their energy usage, bills and carbon footprint while supporting economic growth in NJ • Investments are expected to create and sustain ~3,500 direct jobs annually across multiple sectors 15

PSEG Third Quarter 2024

PSEG Power & Other

Nuclear Generation Measures				
	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
Capacity Factor	94.5%	95.3%	91.4%	95.8%
Fuel Cost ($ millions)	$51.5	$50.0	$144.9	$143.7
Generation (GWh)	8,087	8,124	23,294	24,230
Fuel Cost ($/MWh)	$6.37	$6.15	$6.22	$5.93
Refueling Outages:	2024:	Spring – HC	Fall – S2, PB2	
	2023:	Spring – S2	Fall – S1, PB3	

PJM Capacity Auction Results		
Delivery Period	PSEG's Average Prices	PSEG's Cleared Capacity
Jun 2024 – May 2025	$61/MW-Day	3,700 MW*
Jun 2025 – May 2026	$270/MW-Day	3,500 MW**

Other Financial Considerations

- For 2024, total nuclear generation is forecasted to be 30-32 TWh
- Nuclear fuel commitments cover ~100% of estimated uranium, enrichment and fabrication requirements through 2027 and a significant portion through 2028
- PSEG Nuclear's realized energy price most historically aligned with the PECO hub
- Transitioning PSEG's 100%-owned HC unit from 18-month to 24-month fuel cycles starting in 2025
- PSEG submitted bid into PJM's 2024 Regional Transmission Expansion Plan Window 1 solicitation in September

Note: Generation indicates period net generation; *Average Prices and Cleared Capacity reflect base and incremental auctions. **PJM's new conversion of ICAP (installed capacity) to UCAP (unforced capacity, which is what is bid), has resulted in less UCAP per MW of ICAP. PSEG Nuclear sold the full UCAP value of the units.

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PSEG Third Quarter 2024 Appendix 17

PSEG Third Quarter 2024

PSEG Maintains a Solid Financial Position

PSEG

PSEG Senior Unsecured Credit Ratings
Moody's = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable

PSEG Long-term Debt Outstanding	**$4.86B**
PSEG Consolidated Debt to Capitalization	**58%**

PSEG Power Issuer Credit Ratings
Moody's = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable

PSEG Power Long-term Debt Outstanding [(1)]	**$1.25B**

PSEG Liquidity

- PSEG had approximately $3.4B of total available liquidity, including $203M of cash and cash equivalents, at September 30, 2024
- As of September 30, 2024, PSEG had minimal variable rate debt
- PSEG Power had net cash collateral postings of $116M at September 30, 2024

Public Service Electric & Gas

PSE&G Senior Secured Credit Ratings
Moody's = A1 / Outlook = Stable S&P = A / Outlook = Stable

PSE&G Long-term Debt Outstanding	**$15.25B**

PSEG Maturity Profile 2024 - 2028


Principal Maturing ($ Millions)
2,500
2,000
1,500
1,000
500
0
2024
2025
2026
2027
2028
PSE&G
PSEG Power
PSEG

All data is as of 9/30/2024 unless otherwise noted.
(1) PSEG Power long-term debt is at a variable rate. As of 9/30/2024, PSEG had entered into floating-to-fixed interest rate swaps totaling $1.25B to reduce the volatility in interest expense for our variable rate debt on our $1.25B term loan due March 2025 at PSEG Power.
Note: Total long-term debt outstanding amounts may not add to PSEG Consolidated total long-term debt outstanding due to rounding. Amounts on slide are rounded up to two decimal places.

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PSEG Third Quarter 2024 PSEG Liquidity as of September 30, 2024 Expiration Total Available Company Facility Usage Date Facility Liquidity ($ millions) PSE&G Revolving Credit Facility March 2028 $1,000 $21 $979 PSEG Money Pool (A,B) PSEG/PSEG Power Revolving Credit Facility (PSEG) March 2028 $1,500 $561 $939 (A) Revolving Credit Facility (PSEG Power) March 2028 1,250 37 1,213 (C) Letter of Credit Facility (PSEG Power) April 2026 75 45 30 $2,825 $643 $2,182 Total Facilities $3,825 $664 $3,161 PSEG Money Pool Cash and Short-term Investments $18 PSE&G Cash and Short-term Investments $185 Total Liquidity Available $3,364 Total Money Pool Liquidity Available $2,200 (A) Master Facility of $2.75B with a PSEG sub-limit of $1.5B and PSEG Power sub-limit of $1.25B, which can be adjusted subject to terms within the credit agreement. (B) The PSEG sub-limit includes a sustainability linked pricing-based mechanism with potential increases or decreases, which are not expected to be material, depending on performance relative to targeted methane emission reductions. 19 19 (C) PSEG Power has $200 million in uncommitted credit facilities with $75 million in letters of credit outstanding under these facilities.

PSEG Third Quarter 2024 PSEG Sustainability and ESG Summary PSEG Leadership Policies & Goals Recognition & Memberships • PSEG is a vocal advocate for the • PSE&G’s Clean Energy Future programs have • MSCI rates PSEG at AAA, its highest preservation of our existing carbon-free invested ~$2B through year end 2023 to corporate ESG rating nuclear generating fleet decarbonize the NJ economy via Energy • PSEG named to the Dow Jones Sustainability Efficiency, EV infrastructure, and AMI • Committed to rigorous oversight of political North America Index for 16 years in a row contributions and transparency in disclosure • PSEG continues to maintain its three-prong • PSE&G awarded 2024 ENERGY STAR® climate vision, including producing carbon-free • PSEG oversight of sustainability and climate Partner of the Year for Sustained Excellence energy, reducing GHG emissions from operations initiatives by Board of Directors’ Governance, and enabling the low-carbon transition to support • PSEG named to Newsweek - America’s Nominating and Sustainability Committee economy-wide decarbonization Greatest Workplaces for Diversity 2024 • Human Rights Policy • PSEG’s entire generating fleet is a Top 10 U.S. • PSEG named Member of S&P Global’s 2024 $0.40 -$0.45 • LGBTQ+ Inclusion Pledge Sustainability Yearbook producer of carbon-free energy • PSEG’s business strategy is aligned with • PSE&G received the PA Consulting • PSE&G has invested ~$1B in regulated solar ® many of the United Nations’ Sustainable ReliabilityOne Award for Outstanding initiatives Development Goals Metropolitan Service Area Reliability • PSE&G has issued $1.4 billion of Green Bonds Performance in the Mid-Atlantic Region for Link to PSEG’s 2023 Sustainability Report * nd and PSEG sub-limit of master credit facility 22 consecutive year and the 2023 includes sustainability-linked pricing mechanism ReliabilityOne® Outstanding Customer Engagement Award • PSEG named to 2024 CPA-Zicklin Index “Trendsetters” with a score of 92.9 out of a possible 100 for Corporate Political Disclosure practices and Accountability 20 * The 2023 Sustainability Report should not be deemed incorporated into or part of these slides.

PSEG Third Quarter 2024 Glossary of Terms AMI Automated Metering Infrastructure GAAP Generally Accepted Accounting Principles PSEG Investor Relations 80 Park Plaza BGSS Basic Gas Supply Service GHG Greenhouse Gas Newark NJ 07102 HC Hope Creek BPU New Jersey Board of Public Utilities PSEG-IR-GeneralInquiry@pseg.com IAP Infrastructure Advancement Program CEF Clean Energy Future M&R Metering and Regulating CIP Conservation Incentive Program Link to PSEG Investor Relations Website MSCI Morgan Stanley Capital International E Estimate O&M Operation & Maintenance EC Energy Cloud OPEB Other Postretirement Benefits EE Energy Efficiency Link to PSEG ESG Webpages PB Peach Bottom EPS Earnings Per Share PECO PECO Energy Company ESG Environmental, Social and Governance PJM Pennsylvania New Jersey Maryland EV Electric Vehicle The information on the PSEG Investor PTC Production Tax Credit FERC Federal Energy Regulatory Commission Relations Website and the PSEG ESG ROE Return on Equity Webpages is not incorporated herein and is S Salem not part of this slide presentation or the Form 8-K to which it is an exhibit. 21 21

PSEG Third Quarter 2024 Reconciliation of Non-GAAP Operating Earnings Public Service Enterprise Group Incorporated - Consolidated Operating Earnings (non-GAAP) Reconciliation Three Months Ended Nine Months Ended (a) Includes the financial impact from positions with forward delivery months. September 30, September 30, Reconciling Items 2024 2023 2024 2023 (b) Income tax effect calculated at the statutory rate except for qualified NDT related activity, which ($ millions, Unaudited) records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease Net Income $ 520 $ 139 $ 1,486 $ 2,017 related activity. (Gain) Loss on Nuclear Decommissioning Trust (NDT) Please see Slide 3 for an explanation of PSEG’s use of Fund Related Activity, pre-tax (91) 42 (199) (58) Operating Earnings as a non-GAAP financial measure (a) and how it differs from Net Income. (Gain) Loss on Mark-to-Market (MTM), pre-tax (23) 25 76 (1,043) Pension Settlement Charges, pre-tax - 332 - 332 Lease Related Activity, pre-tax - - (4) - Exit Incentive Program (EIP), pre-tax - 5 - 25 (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items 42 (118) 59 198 Operating Earnings (non-GAAP) $ 448 $ 425 $ 1,418 $ 1,471 PSEG Fully Diluted Average Shares Outstanding (in millions) 500 500 500 500 ($ Per Share Impact - Diluted, Unaudited) Net Income $ 1 .04 $ 0.27 $ 2 .97 $ 4.03 (Gain) Loss on NDT Fund Related Activity, pre-tax (0.17) 0.09 (0.39) (0.11) (a) (Gain) Loss on MTM, pre-tax (0.05) 0.05 0.15 (2.09) Pension Settlement Charges, pre-tax - 0.66 - 0.66 Lease Related Activity, pre-tax - - (0.01) - EIP, pre-tax - 0.01 - 0.05 (b) Income Taxes related to Operating Earnings (non-GAAP) reconciling items 0.08 (0.23) 0.12 0.40 Operating Earnings (non-GAAP) $ 0.90 $ 0.85 $ 2.84 $ 2.94 A 22 22

PSEG Third Quarter 2024

Reconciliation of Non-GAAP Operating Earnings

PSE&G Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
	($ millions, Unaudited)			
Net Income	$ 379	$ 401	$ 1,169	$ 1,224
EIP, pre-tax	-	3	-	17
Income Taxes related to Operating Earnings (non-GAAP) reconciling items[b]	-	(1)	-	(5)
Operating Earnings (non-GAAP)	$ 379	$ 403	$ 1,169	$ 1,236
PSEG Fully Diluted Average Shares Outstanding (in millions)	500	500	500	500

PSEG Power & Other Operating Earnings (non-GAAP) Reconciliation

Reconciling Items	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
	($ millions, Unaudited)			
Net Income (Loss)	$ 141	$ (262)	$ 317	$ 793
(Gain) Loss on NDT Fund Related Activity, pre-tax	(91)	42	(199)	(58)
(Gain) Loss on MTM, pre-tax[a]	(23)	25	76	(1,043)
Pension Settlement Charges, pre-tax	-	332	-	332
Lease Related Activity, pre-tax	-	-	(4)	-
EIP, pre-tax	-	2	-	8
Income Taxes related to Operating Earnings (non-GAAP) reconciling items[b]	42	(117)	59	203
Operating Earnings (non-GAAP)	$ 69	$ 22	$ 249	$ 235
PSEG Fully Diluted Average Shares Outstanding (in millions)	500	500	500	500

(a) Includes the financial impact from positions with forward delivery months.

(b) Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and lease related activity.

Please see Slide 3 for an explanation of PSEG's use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income (Loss).

B